2014 Investor Day December 8, 2014 Exhibit 99.1

2014 Investor Day
Cautionary Statements

This presentation contains forward-looking statements and information.  Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will be,” “will continue,” “will likely result” and similar expressions, or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” In addition, any statement concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions taken by us, our subsidiaries or our affiliates, are also forward-looking statements.
These forward-looking statements involve external risks and uncertainties, including, but not limited to, those described under the section entitled “Risk Factors” included in our 2013
Annual Report on Form 10-K (as updated by our Quarterly Reports on Form 10-Q).
Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of our management team. All forward-looking statements in this presentation and in any other written or oral forward-looking statements attributable to us, or to persons acting on our behalf, are expressly qualified in their entirety by these risks and uncertainties. These risks and uncertainties include, among others:
the volatility of natural gas, crude oil and NGL prices and the price and demand of products derived from these commodities;
competitive conditions in our industry and the extent and success of producers increasing production or replacing declining production and our success in obtaining new sources of supply;
industry conditions and supply of pipelines, processing and fractionation capacity relative to available natural gas from producers;
our dependence upon a relatively limited number of customers for a significant portion of our revenues;
actions taken, inactions or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers;
our ability to effectively recover NGLs at a rate equal to or greater than our contracted rates with customers;
our ability to produce and market NGLs at the anticipated differential to NGL index pricing;
our access to markets enabling us to match pricing indices for purchases and sales of natural gas and NGLs;
our ability to complete projects within budget and on schedule, including but not limited to, timely receipt of necessary government approvals and permits, our ability to control the costs of construction and other factors that may impact projects;
our ability to consummate acquisitions, successfully integrate the acquired businesses and realize anticipated cost savings and other synergies from any acquisitions, including in respect of our acquisition of the TexStar rich gas system assets;
our ability to manage over time changing exposure to commodity price risk;
the effectiveness of our hedging activities or our decisions not to undertake hedging activities;
our access to financing and ability to remain in compliance with our financing covenants;
our ability to generate sufficient operating cash flow to fund our quarterly distributions;
changes in general economic conditions;
the effects of downtime associated with our assets or the assets of third parties interconnected with our systems;
operating hazards, fires, natural disasters, weather-related delays, casualty losses and other matters beyond our control;
the failure of our processing and fractionation plants to perform as expected, including outages for unscheduled maintenance or repair;
the effects of laws and governmental regulations and policies;
the effects of existing and future litigation; and
other financial, operational and legal risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission.
Developments in any of these areas could cause actual results to differ materially from those anticipated or projected, affect our ability to maintain distribution levels and/or access necessary financial markets, or cause a significant reduction in the market price of our common units.
The foregoing list of risks and uncertainties may not contain all of the risks and uncertainties that could affect us. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this presentation may not, in fact, occur. Accordingly, undue reliance should not be placed on these statements. We undertake no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law.

2014 Investor Day
We believe that Adjusted EBITDA is a widely accepted financial indicator of our operational performance and our ability to incur and service debt, fund capital expenditures and make distributions.
We define Adjusted EBITDA as net income/loss, plus interest expense, income tax expense, depreciation and amortization expense, equity in losses of joint venture investments, certain non-cash charges (such as non-cash unit-based compensation, impairments, loss on extinguishment of debt and unrealized losses on derivative contracts), major litigation costs net of recoveries, transaction-related costs, revenue deferral adjustment, loss on sale of assets and selected charges that are unusual or non-recurring; less interest income, income tax benefit, unrealized gains on derivative contracts, equity in earnings of joint venture investments and selected gains that are unusual or non-recurring.
Adjusted EBITDA is used as a supplemental measure by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others, to assess:
• the financial performance of our assets without regard to financing methods, capital structure or historical cost basis;
• the ability of our assets to generate cash sufficient to support our indebtedness and make future cash distributions;
• operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and
• the attractiveness of capital projects and acquisitions and the overall rates of return on investment opportunities.
Adjusted EBITDA is not a financial measure presented in accordance with GAAP. We believe that the presentation of this non-GAAP financial measure provides useful information to investors in assessing our financial condition, results of operations and cash flows from operations. Net income/loss is the
GAAP measure most directly comparable to Adjusted EBITDA, and a reconciliation of Adjusted EBITDA to net income/loss is included in this presentation. Adjusted EBITDA should not be considered an alternative to net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP.  Non-GAAP financial measures have important limitations as an analytical tool because each excludes some but not all items that affect the most directly comparable GAAP financial measure. You should not consider Adjusted EBITDA in isolation or as a substitute for analysis of our results as reported under GAAP. Because Adjusted EBITDA may be defined differently by other companies in our industry, our definition of this non-GAAP financial measure may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.
Non-GAAP Financial Measures

2014 Investor Day
Overview
David Biegler
Chairman
Operations and Strategy
John Bonn
President and Chief Executive
Officer
Financial Overview
and Outlook
Michael Anderson
SVP and Chief Financial Officer
Presenters

2014 Investor Day
David Ash
VP, Corporate Development
David Lawrence
VP, Treasury & Investor Relations
Corey Lothamer
VP, Gas Marketing & Supply
Other Management Team Attendees
4
David Mueller
VP, Commercial & Operations Support
Gerardo Rivera
VP, Natural Gas Liquids

2014 Investor Day

30+ Years’ Experience
• President & COO Southcross Energy
• President NiSource Midstream Services
• Owner, President Ranger Interests, Inc.
• VP, Commercial (Western Region) Enterprise Product Partners
• Director, Commercial (Permian Basin) GulfTerra Energy Partners
• Director, Commercial El Paso Field Services
• Manager, Northeast Marketing Delhi Gas Pipeline
• VP, Business Development Triumph Natural Gas
President & Chief Executive Officer
John E. Bonn
• Bachelor of Science, Agricultural Engineering, Texas A&M
• Officer, United States Army and Army Reserves
• Board member, Texas Aggie Corps of Cadets Association
• Past board member, Marcellus Shale Coalition,
• New Mexico Oil & Gas Association
• Past president, Natural Gas Society of North Texas

2014 Investor Day
Key Executive Management

John Bonn
President & CEO
Corey
Lothamer
VP
Gas Supply
& Marketing
Gerardo
Rivera
VP
NGLs
Gaylon
Gray
VP
Pipeline
Operations &
Engineering
David
Ishmael
VP
Plant
Operations &
Engineering
Michael
Anderson
Chief
Financial
Officer
Phil
Mezey
EVP
Business
Development
David
Ash
VP
Corporate
Development
David Biegler
Chairman

2014 Investor Day
Name / Title
Years of
Experience
Previous Experience
David Biegler
Chairman
45+
• Chairman and CEO
• Chairman and Co-Founder
• Vice Chairman, President and COO
• Chairman, President and CEO
• President and COO
Estrella Energy
Regency Gas Services
TXU Corp
ENSERCH Corp
Lone Star Gas Co.
John Bonn
President & CEO
30+
• President
• VP, Commercial (Western Region)
• Director, Commercial (Permian Basin)
• Director, Commercial
Nisource Midstream Services
Enterprise Product Partners
GulfTerra Energy Partners
El Paso Field Services
Michael Anderson
SVP & Chief Financial Officer
25+
• SVP and CFO
• CFO; later serving as Chairman and CEO
• VP, M&A
Exterran and Exterran Partners
Azurix Corp.
JPMorgan Chase & Co.
Corey Lothamer
VP, Gas Marketing & Supply
10+
• Gas Supply
• Project Engineer
Crosstex Energy Services
Raytheon Company
Gerardo Rivera
VP, Natural Gas Liquids
25+
• Strategy, Planning, Marketing and M&A
• Director
Vermilion Energy, Inc.
ConocoPhilips
David Ash
13+
• CFO
• Partner
• SVP
BlackBrush / TexStar
Donovan Capital
FBR Capital Markets
David Mueller
30+
• VP, Finance & Administration
• VP, Controller
• VP
Texas Independent Energy
Enserch Energy Services
Enserch Development
David Lawrence
VP, Treasury & Investor Relations
15+
• Managing Director
• Manager
FTI Consulting
Deloitte
Attending Management Team Bios

VP, Corporate Development
VP, Commercial & Operations Support

Overview – David Biegler

2014 Investor Day
The Southcross Advantage

Significant scale of pipeline and
processing assets
Operating stability through
interconnected system
Extensive footprint in the prolific Eagle
Ford and Gulf Coast area
Blue
chip,
active producer customer base
Full spectrum of services creates
competitive and economic advantages
Fractionation assets are a significant
differentiator
Premium and growing markets for gas,
NGLs and condensate
Corpus Christi region is growing rapidly
and serving new export markets
Fully utilize existing capacity
Develop organic growth
projects
Drop-downs
Acquisitions
Premier Strategic Platform
in the Eagle Ford
Fully Integrated
Midstream Platform
Four Drivers of
Growth

2014 Investor Day
Pipeline (miles)
Gas Processing Capacity (MMcf/d)
Fractionation Capacity (MBbls/d)
Holdings
655
-
63
SXE
3,030
685
27
South Texas Assets
Premier Strategic Footprint with Scale to
Succeed in the Eagle Ford
10
Corpus Christi
San Antonio
Houston
Conroe
Lone Star
Woodsboro
Robstown
Pipeline (miles)
Gas Processing Capacity (MMcf/d)
Fractionation Capacity (MBbls/d)
Holdings
655
-
63
SXE
3,030
685
27
Bonnie View
Holdings
SXE
Sour Gas Treating Facility
Fractionator
Processing Plant
Gregory

2014 Investor Day
2013
Bee Line
2013
Kenedy Line
2013
McMullen Lateral
2013
Bonnie View Plant
2013
Lone Star Plant
History of Growth
11
2012
Monco
Acquisition
2012
McMullen
Pipeline
2012
Woodsboro
Plant
2012-2014
Lancaster System
2012
T2 Pipeline
2014
Onyx Acquisition
2014
McMullen Lateral
McMullen Gathering
Acquisition
2014
Webb Pipeline
2014
Valley Wells
2011
Tennessee Pipeline
2015
NGL System
2012
T2 Pipeline
2015
Robstown
Fractionator
Holdings
SXE
Sour Gas Treating Facilities
Fractionator
Processing Plant

2014 Investor Day
Partnership Structure
Southcross Holdings LP
(“Holdings”)
Southcross Energy
Partners, L.P.
(NYSE: SXE)
Affiliate Assets
Public
43% LP Interest
2% GP Interest
57% LP Interest
Southcross Energy
Partners GP, LLC
Financial sponsor ownership through various holding companies

100% Interest

2014 Investor Day

Strong Equity Sponsors with a History
of Industry Success
Fund Description Other Relevant Investments
• $3.0 billion assets under management
• Originally managed an investment portfolio solely for
Harvard University
• Invested over $3.3 billion in 70 companies since 1991
• Regency Gas Partners (realized)
• Blueknight Energy Partners (current)
• $15.1 billion assets under management
• Solely invests in energy projects, companies and
related infrastructure
• Invested $16.6 billion through 300 projects or
companies in 35 countries on six continents since 1982
• BlackBrush Oil & Gas (realized)
• Bolivia-Brazil Gas Pipeline (current)
• FourPoint Energy (current)
• Piñon Gathering Company (current)
• $1.2 billion assets under management
• Focused on midstream and upstream oil and gas
companies
• Principals have invested over $1 billion the past 14
years in the space
• Regency Gas Partners (realized)
• TexStar Midstream I (realized)
• BlackBrush Oil & Gas (realized)
• Align Midstream Partners (current)
• Pivotal Petroleum Partners (current)
• Petro Waste Environmental Partners (current)
• $13 billion in capital commitments
• Focuses on investing in power generation, midstream
oil and gas, electric transmission, environmental
infrastructure and energy services sectors of North
America’s energy infrastructure
• Cardinal Gas Storage Partners (realized)
• Summit Midstream (current)
• Alaska Midstream (current)
• Rimrock Midstream (current)
• Sendero Midstream Partners (current)
• USD Group LLC (current)
• Over $16 billion in assets under management with
over $2 billion in oil and gas infrastructure
• 300 person team dedicated to the business of energy
investment with over $25 billion in energy
transactions since 2004
• Regency Gas Partners (realized)
• Howard Energy Partners (realized)
• Freeport LNG (current)
• Summit Midstream Partners, LLC (current)
• Harvest Pipeline (current)

U.S. Energy Highlights

Source: U.S. Energy Information Administration
Note: Petroleum production includes crude oil, natural gas liquids, condensates, refinery processing gain, and other liquids, including biofuels; barrels per day oil equivalent were calculated using a conversion factor of 1 barrel oil equivalent=5.55 million British thermal units (Btu)
The U.S. is the largest petroleum and natural gas-producing country in the world
2008
2014E
Petroleum
Natural Gas
United States
Russia
Saudi Arabia
The U.S. is expected to produce more than 25
MMBOE in 2014, over 40% growth in 6 years
2014 Investor Day

U.S. Energy Highlights 15 Source: EIA Power Generation by Source U.S. Natural Gas Production Natural gas is surpassing coal as the main power generation source 2014 Investor Day

Eagle Ford Highlights 16 Source: EIA The Eagle Ford is a major driver of U.S. oil and natural gas production growth U.S. Oil Production per Day U.S. Natural Gas Production per Day 2014 Investor Day

The Eagle Ford is One of the Most Active Plays in the U.S. 17 Eagle Ford rig count is up 15 rigs since November 1, 2013 Active Rigs / Yearly Change 2014 Investor Day Source: Bentek

U.S. Gas Production Growth Led by the
Texas Gulf Coast Region

Source: Bentek
Texas Gulf Coast Region Gas Production per Day
2014 Investor Day
The Texas Gulf Coast Region is projected to account for an additional 4 Bcf/d U.S. production by 2019

Request for Proposal Summary Proposed Contract and Deal Terms
Texas Gulf Coast Production Expected to
Exceed Processing Capacity
19
(1) Bentek Eagle Ford and Texas Gulf Coast production estimates
Note: Excludes plant retirements.
Texas Gulf Coast Region is forecasted to need an additional 2.0 to 4.5 bcf/d of processing capacity by 2019
Potential
4.5 Bcf/d
Shortfall
in Cryo
Capacity
2014 Investor Day

Eagle Ford Has Attractive Producer
Economics

U.S. Oil Play Break-Even Assessment at December 1, 2014 Forward Strip Prices
2014 Investor Day
Eagle Ford Permian Basin
Bakken
Marginal Economics
12-Month Strip
$/Bbl (WTI)
Source: RBC Capital Markets

2014 Investor Day
Most Eagle Ford drilling since 2011 would have been economic under today’s lower oil prices
Note: All Horizontal wells drilled since 2011; assumes $7.5MM D&C in East Eagle Ford and $6.8MM D&C in West Eagle Ford and $4/MMBtu natural gas price. Breakeven cost estimated at 10% IRR.
Source: BTU Analytics, LLC, Data as of November 1, 2014

Percentage of Wells by Operator with a Greater than 10% IRR
Eagle Ford Breakeven Price at 10% IRR

2014 Investor Day
Gas Producers More Resistant to Current
Change in Commodity Landscape
22
Southcross Processed Volumes
% Change
Oct. 1 Nov. 1 Dec. 1 Oct. 1 - Dec. 1 Nov. 1 - Dec. 1
Commodity Prices:
Crude per Barrel 90.73 $ 80.54 $ 69.00 $ (24.0%) (14.3%)
Condensate per Barrel 81.66     72.49     62.10     (24.0%) (14.3%)
Natural Gas per MMbtu 4.05       3.63       4.14       2.2% 14.0%
NGL Basket per Gallon 0.77       0.68       0.57       (26.7%) (16.9%)
Rich Gas Revenue to  Producers per mcf 11.19 $ 9.97 $    9.20 $    (17.8%) (7.7%)
Gas well gas producers account for approximately 75% of Southcross’ processed volumes and have seen their revenue decline approximately 8% over the last month compared to 14% for crude producers
Note: Assumptions include, 5.75 GPM gas, normal processing plant recoveries, 57 barrels of condensate per 1 MMcf and a condensate price equal to 90% of the crude price.

Operations and Strategy – John Bonn

2014 Investor Day
The Southcross Advantage

Significant scale of pipeline and
processing assets
Operating stability through
interconnected system
Extensive Footprint in the prolific Eagle
Ford and Gulf Coast area
Blue
chip,
active producer customer base
Full spectrum of services creates
competitive and economic advantages
Fractionation assets are a significant
differentiator
Premium and growing markets for
gas, NGLs and condensate
Corpus Christi region is growing
rapidly and serving new export markets
Fully utilize existing capacity
Develop organic growth
projects
Drop-downs
Acquisitions
Premier Strategic Platform
in the Eagle Ford
Fully Integrated
Midstream Platform
Four Drivers of
Growth

2014 Investor Day
Significant Scale of Pipeline and
Processing Assets
Corpus Christi
San Antonio
Houston
Conroe
Lone Star
Woodsboro
Bonnie View
Gregory
Robstown
• Year Built:
2012
• Capacity:
200 MMcf/d
Woodsboro Processing Plant
Lone Star Processing Plant
• Year Built:
2013
• Capacity:
300 MMcf/d
• Year Enhanced:
2012
• Capacity:
50 MMcf/d
Conroe Processing Plant
• Year Refurbished:
2013
• Capacity:
135 MMcf/d
Gregory Processing Plant
Bonnie View Fractionator
• Year Built:
2013
• Capacity:
22.5 MBbls/d
• Year Refurbished:
2013
• Capacity:
4.8 MBbls/d
Gregory Fractionator

2014 Investor Day
Source: BENTEK Energy
Major Eagle Ford Midstream Company
26
2,230
1,575
1,525
1,100
685
500
400
340
200 200 200
175
150
135
0
500
1,000
1,500
2,000
EPD DPM ETP KMP SXE XOM APL WMB Formosa WES Howard RGP BWP Hilcorp
Southcross is the 5

largest Eagle Ford midstream company by processing capacity
th

2014 Investor Day
Operating Stability through
Interconnected System
27
Gregory
Robstown
Corpus Christi
Bonnie View
Woodsboro
Gregory
Corpus Christi
Lone Star
Y-Grade Flow
Lone Star
Woodsboro
Rich Gas Flow
Holdings
SXE
Fractionator
Processing Plant

2014 Investor Day Well Positioned for Current Eagle Ford Activity 28 Permits 2012-2014

Attractive Supply Sourcing

Source: BTU Analytics, Drillinginfo
Note: Shading indicates counties where Southcross has operations
Production (MMcf/d) Inventory
Y/Y Eagle Ford Total Eagle Ford Cumulative
County 2014 YTD Growth Locations Wells Drilled % Drilled
Webb 1,795                        11% 8,309                        1,499                                    18%
De Witt 645                           31% 4,662                        709                                        15%
Dimmit 746                           32% 6,570                        1,513                                    23%
La Salle 642                           13% 11,034                     1,096                                    10%
Karnes 639                           20% 7,716                        1,019                                    13%
McMullen 390                           22% 9,921                        672                                        7%
Live Oak 328                           26% 3,452                        386                                        11%
Gonzales 171                           15% 3,424                        501                                        15%
Lavaca 101                           30% 2,484                        101                                        4%
Atascosa 58                              59% 6,254                        351                                        6%
Bee 53                              -9% 225                           24                                          11%
Frio 29                              10% 2,792                        185                                        7%
Grimes 34                              -5% N/A N/A N/A
Duval 43                              -12% 230                           6                                            3%
Brazos 26                              65% 1,180                        130                                        11%
Fayette 53                              -5% 1,229                        76                                          6%
Zavala 15                              27% 3,204                        135                                        4%
Maverick 11                              19% 1,272                        68                                          5%
Burleson 25                              152% N/A N/A N/A
2014 Investor Day
Southcross’ footprint is in prolific gas production counties with significant drilling inventory

The major producing Eagle Ford counties have a weighted average inventory of 13 years
Source: BTU Analytics, Drillinginfo.
Note: Production data listed is 2014 YTD average; years of inventory equals drilling locations divided by current pace of drilling.
746
MMcf/d
1,795
MMcf/d
642
MMcf/d
639
MMcf/d
645
MMcf/d
390
MMcf/d
171
MMcf/d
328
MMcf/d
58
MMcf/d
29
MMcf/d
2014 Investor Day
Lengthy Gas Supply Inventory in Eagle
Ford

2014 Investor Day
solid and growing base of gas supply

Blue Chip Customer and Contract Base
Minimum
Volume
Commitments
44%
Acreage
Dedications
39%
Captive
Volumes
14%
Minimum volume commitments, acreage dedications and captive volumes should provide a
(1) Data from processed gas volumes for the Q4 guidance range.
Other
3%
(1)

2014 Investor Day
Rapid Growth of Southcross Processed
Gas Volumes
32
Average Processed Gas Volumes (MMBtu/d)
29% Organic
CAGR (excluding
acquisition)
2011
2012 2013 2014
38% compound annual growth rate in average daily processed gas volumes since 2011
-
50
100
150
200
250
300
350
400
450
500
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Oct.

2014 Investor Day
Focus on Eagle Ford Region

Karnes / De Witt
Region
Frio / La Salle
Region
Webb /
Dimmit
Region
McMullen
Region
Corpus Christi
Region
Pipeline (miles)
Gas Processing Plant Capacity (MMcf/d)
Fractionation Capacity (MBbls/d)
Holdings
655
-
63
SXE
3,030
685
27
South Texas
Holdings
SXE
Sour Gas Treating Facilities
Fractionator
Processing Plant

2014 Investor Day
Frio / La Salle Region

Selected Producer Highlights
• 100 MMcf/d of current production
• Operating 4 rigs in La Salle
• Breakeven oil price of $50 per barrel
• 50% of 3Q14 capex spend in the Eagle
Ford
• 12 MMcf/d of current production
• Operating 4 rigs in Frio
• Estimated $700 million 2015 capex spend
in the Eagle Ford
• 21 MMcf/d of current production
• Operating 3 rigs in Frio/LaSalle/Dimmitt
• 25 MMcf/d of current production
• Operating 4 rigs in the area
• Recently acquired by Ares Capital
Note: Monthly producer data from Drilling Info and relates to their production in the noted counties.
Holdings
SXE

2014 Investor Day
Webb / Dimmit Region

Selected Producer Highlights
• 525 MMcf/d of current production
• Operating more than 1,400 wells, primarily
focused on Eagle Ford
• 150 MMcf/d of current production
• More than 2,800 net drilling locations in the
Eagle Ford
• Purchased Shell acreage
• Operating 7 rigs in the Eagle Ford
• 439 MMcf/d of current production
• 3 rigs operating in the area
• 223 MMcf/d of current production
• 3 rigs operating in the area
Holdings
SXE
Note: Monthly producer data from Drilling Info and relates to their production in the noted counties.

2014 Investor Day
McMullen Region

• 51 MMcf/d of current production
• 82% of 2014 capex has been spent in the
Eagle Ford
• Completed 10 wells in 3Q 14
• Operating 1 rig in McMullen
• 15 MMcf/d of current production
• Operating 2 rigs in McMullen
• 21 MMcf/d of current production
• Operating 1 rig in McMullen
• 28 MMcf/d of current production
• Operating 1 rig in McMullen
Holdings
SXE
• 173 MMcf/d of current production
• Operating 2 rigs in McMullen
Note: Monthly producer data from Drilling Info and relates to their production in the noted counties.
Selected Producer Highlights

2014 Investor Day
Karnes / Dewitt Region

Selected Producer Highlights
• 200 MMcf/d of current production
• Operating 15 rigs in Karnes
• $2.3 billion in capex has been spent in the
Eagle Ford in 2014
• 18 MMcf/d of current production
• 13 active rigs in the area
• 232 MMcf/d of current production
• 10 active rigs in the area
• 266 MMcf/d of current production
• 5 active rigs in the area
Holdings
SXE
• 80 MMcf/d of current production
• 5 active rigs in the area
Note: Monthly producer data from Drilling Info and relates to their production in the noted counties.

2014 Investor Day
Corpus Christi Region

Selected Producer Highlights
• 33 MMcf/d of current production
• Operating 3 rigs in the area
• 27 MMcf/d of current production
• Operating 1 rig in San Patricio
county
Holdings
SXE
Note: Monthly producer data from Drilling Info and relates to their production in the noted counties.

2014 Investor Day
The Southcross Advantage

Significant scale of pipeline and processing
assets
Operating stability through interconnected
system
Extensive footprint in the prolific Eagle
Ford and Gulf Coast area
Blue chip active producer customer base
Full spectrum of services creates
competitive and economic advantages
Fractionation assets are a significant
differentiator
Premium and growing markets for gas,
NGLs and condensate
Corpus Christi region is growing rapidly
and serving new export markets
Fully utilize existing capacity
Develop organic growth
projects
Drop-downs
Acquisitions
Premier Strategic Platform
in the Eagle Ford
Fully Integrated
Midstream Platform
Four Drivers of
Growth
,

2014 Investor Day
Full Spectrum of Services Creates
Competitive and Economic Advantages
40
Wellhead Gathering and Compression Gas Processing Plants Y-Grade Fractionation Facilities
Natural Gas
End Users
Transportation Lines / Storage
NGL End Users
NGL & Residue Marketing
20% 30% 5% 35% 10%
Midstream
Margin Stream
Southcross participates in 100% of the midstream margin stream
~50% of Margin Stream from Fractionation
and NGL Marketing
Note: Treating fees, when applicable, further supplement the margin stream

2014 Investor Day
Fractionation Assets Create a Significant
Service and Margin Advantage
• Fractionation increases the full value service offering
enabling Southcross to achieve higher margins and be
more competitive winning new gas supply
• Wellhead to end-use NGL marketing provides
convenience to producers by avoiding the need to
negotiate multiple long term transportation and
fractionation agreements and provides a secure off-take
for NGLs
• The location of Southcross’ fractionators in Corpus
Christi enables producers to avoid bottlenecks at Mt.
Belvieu, reduces transport costs and provides direct
access to end-use markets and key export facilities
Bonnie View & Gregory
27,300 Bbls/d
Robstown
63,000 Bbls/d

Fractionation Capacity

Request for Proposal Summary Proposed Contract and Deal Terms
The Gulf Coast is the Hub for NGL
Production and End-Use
42
The increasing shift to the Gulf Coast for both production and end-use markets is fueling a heavy demand for midstream infrastructure in the area
Source: INGAA Foundation, Inc.
2014 Investor Day

2014 Investor Day
Growing LPG Export Market

• Propane export terminal capacity is expected to
double in 2015 to nearly 840 MBbls/d
• The anticipated 2015 propane export terminal
capacity represents over 50% of current propane
production in the U.S.
• The majority of the LPG terminal capacity is on the
Gulf Coast of Texas
Source: EIA
49.5%
Asia Pacific
27.9%
Europe/North
Africa
10.2%
12.4%
South America
Mexico, Caribbean and Central
America
U.S. LPG Exports by Destination Region
Source: Enterprise Product Partners, LP
U.S. LPG Supply, Demand and Exports (MMBbls/d)
U.S. LPG Export Forecast (MBbls/d)
Propane
Propane
Butane
Butane
14%
CAGR
Source: Wells Fargo
Source: Oxford Institute for Energy Studies

Growing Exports of U.S. Natural Gas

Source: EIA
• The United States is transitioning from being a net
importer of 1.5 Tcf of natural gas in 2012 to a net
exporter of 5.8 Tcf in 2040
• In 2012, U.S. natural gas exports to Mexico
accounted for over 38% of total U.S. natural gas
exports, and nearly 80% of Mexico's natural gas
imports
• Net LNG exports, primarily to Asia, are expected to
increase by 3.5 Tcf from 2012 to 2030
U.S. Liquefied Natural Gas Export Projection
U.S. Net Exports by Counterparty
Overview
U.S. Natural Gas Net Export Projection
2014 Investor Day

2014 Investor Day
Refining Projects
•
Valero upgrading 325kb/d Corpus Christi refinery
•
Flint Hills plans to reconfigure 230kb/d Corpus Christi West Refinery
•
Martin Midstream, Magellan Midstream and Trafigura constructing condensate splitters at facilities in Corpus Christi
Lyondell / Equistar Ethylene Capacity Expansion
•
Lyondell to add 800 million lbs/year of ethylene capacity at Corpus Christi plant by 2016
•
20,000 Bbl/d of estimated increase in ethane demand by 2016
Cheniere – April 7, 2014, July 17, 2014 and October 8, 2014 Press Releases
•
Entered into 20 year LNG supply agreements with Endesa
•
Signed agreement to supply EDF with 380,000 tons / year of LNG from Train 3 as early as 2019
•
Expect to complete steps to final investment decision and construction by early 2015
•
FERC issues final Environmental Impact Statement for project on October 8, 2014
Trafigura – November  14, 2013 and September 11, 2014 Press Release
•
Trafigura spending $500 million to expand dock facilities at Corpus Christi
•
Expansion to meet increasing demand for water access for Eagle Ford production
•
Buckeye Partners LP completes $860 million acquisition of 80% of Corpus Christi midstream business from Trafigura
NET Midstream Pipeline to Mexico – November 17, 2014 Press Release
•
•
45
Lower Gulf Coast Projects Fuel Growth
OxyChem Corpus Christi Development Projects
•
OxyChem 110,000 Bbl/d propane export facility at Ingleside expected to begin operations in 2015
•
OxyChem and MexiChem to build 1.2 billion lbs/year ethylene cracker in 2017 (34,000 Bbl/d ethane demand)
120-mile, 42” and 48” natural gas pipeline with 2.3 Bcf/d of initial capacity (expandable to 3.0 Bcf/d) was completed ahead of schedule and is now operational
Long-term firm gas transportation agreement with MexGas Supply Ltd., a subsidiary of Pemex

2014 Investor Day
• System provides interconnects to every interstate pipeline in the region and diverse market outlets; both are an advantage in attracting producer contracts
• Local markets provide incremental downstream margins
• Multiple gas sale outlets including direct connections to industrial and electric generation markets
Southcross Delivers Gas to Attractive
End-use Markets
46
YTD 2014 residue gas sales
18%
Pipelines
Corpus Christi
Woodsboro
Gregory
NET Midstream
2.3 Bcf/d Mexico
Pipeline
Cheniere LNG
2.6 Bcf/d facility
Processing Plant
Markets
LNG Facility
82%
Direct End-use
Markets

2014 Investor Day
Multiple NGL Markets in Corpus Christi
Area
47
Corpus Christi
Bonnie View
Gregory
Trafigura Export
Active
Oxy Export
Approved
Martin Export
Active
Robstown
• Advantaged Southcross footprint in expanding Gulf Coast
petrochemical infrastructure and NGL markets
• End-use NGL markets provide attractive pricing and
market outlets
• New NGL export terminals near Corpus Christi
• Most North American ethane cracking is on the Gulf
Coast and is expanding
• Attractive NGL customer base in the Corpus Christi
market
Fractionator
Markets
Export Terminal

2014 Investor Day
Strategic End-use Market Position in
Mississippi and Alabama
48
Gross Margin
($ in millions) Mississippi System
626 mile intrastate pipeline system
End-use driven business with 85% of gas sold to on-system end-users and only 15% sold to other pipelines
High quality end-user customer base including:
–
SMEPA
–
Georgia Pacific
–
CF Industries
Alabama System
519 mile intrastate pipeline system
Gas supply primarily from low-decline coal bed methane under life of lease transportation agreements, fortified by interconnections with long-
line pipelines
Long-term gas sales contract with Alagasco
Overview of Mississippi and Alabama
Largest intrastate pipeline in each state
Provides consistent cash flow
Periodic growth opportunities to expand in the region
Vicksburg
Jackson
MISSISSIPPI
Fayette
Tuscaloosa
ALABAMA
Hattiesburg
$8 $8
$8
$9
$9
$9
$-
$5
$10
$15
$20
2012 2013 LTM 9/30/2014
Mississippi Alabama

2014 Investor Day
The Southcross Advantage

Significant scale of pipeline and
processing assets
Operating stability through
interconnected system
Extensive footprint in the prolific Eagle
Ford and Gulf Coast area
Blue
chip,
active producer customer base
Full spectrum of services creates
competitive and economic advantages
Fractionation assets are a significant
differentiator
Multiple and growing markets for
gas, NGLs and condensate
Corpus Christi complex is growing
rapidly and serving new export markets
Fully utilize existing capacity
Develop organic growth
projects
Drop-downs
Acquisitions
Premier Strategic Platform
in the Eagle Ford
Fully Integrated
Midstream Platform
Four Drivers of
Growth

2014 Investor Day
Significant Growth Achievable From
Existing Capacity
50
332
MMcf/d
381
MMcf/d
404
MMcf/d
440
MMcf/d
August September
October
November
MTD
1
Southcross
Processing
Capacity
685
MMcf/d
1
As discussed on the November 7, 2014 SXE earnings call.
2
At margin of $0.50 to $0.75 per mcf/d.
Significant available processing capacity presents cash flow growth opportunity
Adding 200 MMcf/d of
gas represents $36
million to $55 million of
additional potential
annual margin
2014 Avg. Daily Processed Volumes (MMcf/d)
0
50
100
150
200
250
300
350
400
450
500
550
600
650
2

2014 Investor Day
Fully Utilize Existing Capacity

SXE Y-Grade
Production
October 2014 Avg.
36 MBbls/d
SXE Y-grade
Production at Full
Processing Capacity
64 MBbls/d
SXE Fractionation
Capacity
27 MBbls/d
63 MBbls/d
Holdings
Robstown Fractionation
Capacity
90 MBbls/d
Significant available fractionation capacity to accommodate a new processing plant
Fractionation Capacity
Used as Processing
Capacity is Filled
Fractionation Capacity
Available for Future
Processing Plant
-
10
20
30
40
50
60
70
80
90

2014 Investor Day
• Business Development team is focused on:
o
Full utilization of existing asset processing and fractionation facilities
o
Adding to rich gas network to accelerate growth
o
Optimization of extensive pipeline and asset base in South Texas
• Currently pursuing projects including:
o
Repurposing pipelines for higher value uses of crude and condensate transports
o
Exploiting NGL position to add NGL pipeline transportation services
o
Serving new gas and NGL export opportunities
Develop Organic Growth Projects

The Southcross business development team has been enhanced through the TexStar combination and possesses experienced and talented professionals

2014 Investor Day
Updates on Recent Key Projects

Corpus Christi
Houston
Conroe
Lone Star
Woodsboro
Bonnie View
Gregory
Robstown
45 mile pipeline extending from Webb County
to rich gas system
35 MMcf/d MVC started November 2014
Webb Pipeline
100 MMcf/d sour gas treating facility; treated gas
flows into SXE rich gas system
Dedicated acreage in Dimmit and La Salle
counties producing sour gas
Valley Wells System
4 mile gathering pipeline
McMullen Lateral
9 mile pipeline extending into Karnes County
27 MMcf/d MVC started December 2014
Karnes Gathering
Holdings
SXE
Sour Gas Treating Facility
Fractionator
Processing Plant

2014 Investor Day
Growth Through Acquisitions

Near-Term
• Near-term focus is on opportunities to enhance our position in the Eagle Ford
– Primarily targeting bolt-on acquisitions and other opportunities to enhance our capacity and volumes in South Texas
– Expect consolidation to continue
Long-Term
• Long-term focus includes opportunities beyond existing operating areas
Summary of Acquisitions
• Crosstex Pipelines and Plants (2009)
• Enterprise Alabama (2011)
• Tennessee Pipeline Assets (2011)
• Monco Pipeline System (2012)
• Valero Pipeline (2012)
• Tierra Pipelines (2013)
• Onyx Pipelines (2014)
• TexStar Rich Gas System (2014)
• McMullen Gathering System (2014)

2014 Investor Day
Overview
•
Well in excess of $1 billion of asset value expected to be dropped down to SXE over time
•
Timing and size of each drop-down based upon maturity of asset and capital market conditions
•
Expect to drop down assets that have achieved some maturity of cash flow
•
Expect to fund drop-downs with prudent mix of debt and equity
•
Holdings is incentivized to drop down assets to SXE and grow distributions
•
Holdings owns approximately 57% of the SXE LP interests and 100% of the GP interests
•
Drop-down outlook:
•
Expect to complete at least one drop-down during 2015
•
Expect to drop down assets through a greater number of transactions in smaller asset packages
Drop-Down Opportunities

2014 Investor Day
NGL Pipeline System
Drop-Down Inventory
56
63,000 Bbls/d NGL
fractionation facility
Long-term purity product
off-take agreements with
blue chip customers and
exporters under long term
contracts
Robstown Fractionator
Corpus Christi
70,000 Bbls/d Y-grade pipeline
60,000 Bbls/d Y-grade pipeline
and 20,000 Bbls/d propane
pipeline from Woodsboro Plant
to Robstown Fractionator
(under construction)
600 miles of sweet and sour gas gathering lines
28,000 hp of compression
100 MMcf/d sour gas treating facility; expandable to
300 MMcf/d
~300,000 acres dedicated from 18 producers
Lancaster System
100 MMcf/d sour gas
treating facility
25,000 hp of compression
Valley Wells System
Sour Gas Treating Facilities
Robstown Fractionator

2014 Investor Day
Overview
• Holdings is completing construction of the 63,000 Bbl/d
Robstown Fractionator with an expected in-service date
during Q1 2015
– The fractionator will be connected via pipeline to
over 1 Bcf/d of processing capacity and to the DCP
Sandhills Y-grade pipeline
• Delivers a substantial portion of purity NGL products to
Equistar’s Olefins Facility in Corpus Christi
• Primary purity pipeline connections are:
– Equistar
– Dow
– Trafigura
– Citgo
• Location near Corpus Christi provides access to
international markets
Robstown Fractionator

2014 Investor Day
Overview
• 56 mile 70,000 Bbls/d 12” Y-grade pipeline extending from
the Lone Star Plant to the Robstown Fractionator in
Corpus Christi
• 49 mile 12” pipeline extending from Pettus to Refugio
County
• Currently constructing two additional pipelines:
– 37 mile 20,000 Bbls/d 6” propane pipeline to
connect Bonnie View to Robstown and Trafigura
– 27 mile 60,000 Bbls/d 10” Y-grade pipeline to
connect Woodsboro to Robstown and DCP
Sandhills
• The NGL Pipeline System connects Y-grade from the Lone
Star, Woodsboro and Gregory processing plants to
multiple outlets including:
– Robstown Fractionator
– Bonnie View Fractionator
– Gregory Fractionator
– Multiple Mont Belvieu fractionators via DCP
Sandhills Pipeline
NGL Pipeline System Map
Lone Star to Robstown
Y-Grade Pipeline
Lone Star to Refugio Y-Grade
or Residue Gas Pipeline
Y-grade Line under construction
Propane Line under construction
NGL System
Fractionator
Processing Plant
NGL Pipeline System
58
Woodsboro
Bonnie View
Gregory
Lone Star
Robstown
Woodsboro to Robstown
Y-grade and propane pipelines

2014 Investor Day
Overview
Gathering and Treating Systems
• Holdings currently owns two sour gas gathering systems
and two sour gas treating plants
– Lancaster System
– Valley Wells System
• At Lancaster, Holdings owns and operates an acid gas
injection well, providing a unique disposal service and
meaningful competitive advantage with up to 300 MMcf/d
of inlet treating capacity
– Valley Wells is able to send its recovered H2S
back to Lancaster via pipeline for injection
• Sour gas treating plants are a key strategic advantage
– Limited amount of sour gas gathering and treating
service available in the area
– Producer activity is driven by oil wells
– Increasing sour gas production trends
Sour Gas Gathering and Treating

Sour Gas Treating Facility

2014 Investor Day
Overview
Lancaster Gathering and Treating System
• Holdings operates approximately 600 miles of sweet and
sour gas gathering lines located in Frio, La Salle, Zavala,
Dimmit, Atascosa and McMullen Counties
– 28,000 HP of compression
– Acid gas injection well with ability to serve up to
300 MMcf/d of treating capacity
– Current treating capacity of approximately 100
MMcf/d being expanded to approximately 250
MMcf/d
• Holding’s Lancaster gathering system connects to the
SXE rich gas system
• Significant acreage dedications totaling approximately
300,000 acres from 18 producers
Lancaster Treating Facility and Pipelines

Sour Gas Treating Facility

2014 Investor Day
Valley Wells Treating Facility
• Built to serve acreage located between Lancaster System and the rich gas system in Dimmit and La Salle Counties
– 25,000 horsepower of compression
– Proven ability to build and operate sour gas treating facilities and the existing acid gas injection well are significant competitive advantages
– Current treating capacity of approximately 100 MMcf/d
• Valley Wells gathering system connects to the SXE rich gas system
• Received firm volume commitment of 35 MMcf/d which began in October
2014
Asset Map
Valley Wells Treating Facility and
Pipelines

Sour Gas Treating Facility

2014 Investor Day
Employee and Customer Focus

Our commercial success is centered around our
customers
Southcross employees and customers are at the
heart of our operational success
Creativity
Responsiveness
Accountability
Customer
Service
Safety
Reliability
Experience
Performance Teamwork
Integrity
Employees Customers

2014 Investor Day
Fill Capacity
Organic
Projects
Drop-downs
Acquisitions
Growth Strategy
63
SXE Holdings
• Fully utilize processing capacity
in 12 to 18 months
• Optimization of asset base
• Potential new processing plant
in 2016
• Expect drop-down transaction
in 2015
• Focus on bolt-on assets in
existing markets
• Fill fractionator with system
volumes and potential third
party volumes; add sour gas to
treating and gathering system
• Larger projects with significant
development time and ramp
• Recycle capital from drop-
downs to further growth
• Focus on larger and/or less
developed acquisitions in
existing markets; potentially
move to other areas later

Financial Overview & Outlook – Michael Anderson

2014 Investor Day
Financial Strategy

Provide solid
financial
foundation
Generate
predictable
and growing
cash flow
Enable
consistent
distribution
growth
Ensure strong
base of capital
for growth
through
market cycles

2014 Investor Day
• Attractive credit facilities with long-dated maturities
–
Corporate family credit rating of B1 / B
–
$450 million term loan B facility
• August 2021 maturity; borrowing rate of LIBOR plus 4.25% (1.00% LIBOR floor)
–
$200 million revolving credit facility
• August 2019 maturity; current borrowing rate of LIBOR plus 3.25%
–
Existing debt balance is over 50% hedged
• Expect near term de-leveraging
–
Benefits from expected cash flow growth related to recent projects and acquisitions
–
Limited required growth capital expenditures in 2015
–
Adjusted EBITDA growth expected from filling existing processing capacity
• Access to capital for growth
–
Recently implemented ATM equity program
–
Expect to fund drop-downs with prudent debt/equity mix
–
Flexibility through Holding’s asset and capital base
Provide Solid Financial Foundation

Targeting 3.0x to 4.0x leverage ratio and 1.1x to 1.2x distribution coverage with prudent use of equity to fund growth

2014 Investor Day
• Attractive contract mix with large base of minimum volume commitment contracts and producer customers driven by attractive Eagle Ford economics
• Gross operating margin
1
is becoming increasingly fixed fee oriented
• Anticipate ability to grow Adjusted EBITDA without significant growth capital
–
Filling 200 MMcf/d of current processing space can generate meaningful incremental Adjusted EBITDA:
• $36 million at $0.50 per mcf/d
• $55 million at $0.75 per mcf/d
• $73 million at $1.00 per mcf/d
• Access to potential drop-down assets at Holdings that are already integrated with South
Texas asset base
Generate Predictable and
Growing Cash Flow

1
We define gross operating margin as the sum of revenues less the cost of natural gas and NGLs sold.

2014 Investor Day
• Largely fixed fee contracts with producers provide attractive mix of fixed fee margins with some commodity sensitive upside
• Commodity price exposure primarily from NGL equity barrels created through fixed recovery processing contracts
• Commodity sensitive margins expected to decline as a portion of gross operating margin
• Recently acquired and new contracts are largely fixed fee margins
Low Commodity Price Sensitivity
68
Analysis based upon Q4 2014 guidance forecast
Change in Commodity Price
(20.0%) (10.0%) 10.0% 20.0%
Natural Gas 1.5% 0.8% (0.8%) (1.5%)
NGLs (5.3%) (2.7%) 2.7% 5.3%
Change in Gross Operating Margin
vs. Change in Commodity Prices
% of Commodity Sensitive Gross Margin
24% 15-20% 10-15%

2014 Investor Day
• Expected near-term path to 1.0x distribution coverage
–
Recent new minimum volume commitment contracts are expected to add
$7 million to $8 million in full quarter Adjusted EBITDA
–
Existing base of strong producer customers is expected to continue to grow production at current commodity price levels
• Existing commitment from Holdings to forgo subordinated unit distributions while coverage is less than 1.0x provides support for common units
• Expect to fill processing plant capacity within 12 to 18 months
–
Potential to start-up new processing plant in 2016
• Supplement organic growth through expected drop-downs
Enable Consistent Distribution Growth
69
Expect to
achieve at
least 1.0x
coverage of
common units
in Q1 2015
Expect to grow
distributions in
2015
Expect further
growth
through filling
asset capacity
& completing
drop-downs

2014 Investor Day
Expected Path to Distribution Coverage

$11.3 Million
Guidance Range
$20-$24 Million
Future Growth
Through Filling Asset
Capacity and
Completing Drop-
Downs
Quarterly Adjusted EBITDA Distributions Covered
$19.0 Million $10.0 million in quarterly distributions
25.0 million common units / GP units
$23.9 Million $14.9 million in quarterly distributions
25.0 million common units / GP units
12.2 million subordinated units

2014 Investor Day
•
29.2 million SXE common / Class B Convertible PIK units
•
100% of SXE General Partner units
•
Operating assets with estimated value well in excess of $1 billion
•
Approximately $100 million in cash
•
$50 million from unfunded revolving credit facility
•
Additional capital from unfunded preferred equity commitment
•
Future potential investments from strong base of private equity investors
Holdings Profile
71
Holdings provides an ideal platform for potential growth through existing assets and an enviable cadre of private equity energy investors
Holdings Asset Composition
Holdings Capital Available for Growth
•
Market value of approximately $440 million at $15 per unit

2014 Investor Day
Compelling Valuation

Attractive Yield vs.
Gathering / Processing
Peers
Large Base of
Potential Drop-
Down Assets vs.
Current Adjusted
EBITDA
Potential
Distribution
Growth Heavily
Discounted in
Current Market
Price

2014 Investor Day
Company
Drop Down
Opportunities
EBITDA 2014E EBITDA
Drop Down
EBITDA / 2014E
EBITDA LQA Yield
Southcross
$150.0 $56.0 2.7x 11.4%
Valero
850.0 69.0 12.4x 2.0%
Phillips 66
1,500.0 136.0 11.0x 2.5%
MPLX
800.0 168.0 4.8x 2.0%
Western Refining Logistics
175.0 72.0 2.4x 3.7%
Midcoast Energy
200.0 94.0 2.1x 8.2%
Summit
350.0 201.0 1.7x 4.8%
Oiltanking
300.0 188.0 1.6x 2.1%
QEP Midstream
150.0 93.0 1.6x 7.2%
EQT Midstream
325.0 256.0 1.3x 2.3%
DCP Midstream
555.0 519.0 1.1x 6.4%
Rose Rock
115.0 117.0 1.0x 3.8%
EnLink
400.0 511.0 0.8x 5.1%
Western Gas
400.0 649.0 0.6x 3.7%
Tesoro
150.0 308.0 0.5x 1.4%
Attractive Yield Versus Drop-Down Peers
73
(1) (2)
SXE
+
Source: Goldman Sachs; company research
(1) Company estimates of Adjusted EBITDA at time of potential drop-down
(2)
2014E Adjusted EBITDA based upon mid-point of $20 - $24 million Q4 Adjusted EBITDA guidance range

2014 Investor Day Note: As of market close December 4, 2014; gold shading denotes peers with significant assets at GP level Opportunity for Unit Price Appreciation 74

Summary – David Biegler

2014 Investor Day
The Southcross Advantage

Significant scale of pipeline and
processing assets
Operating stability through
interconnected system
Extensive footprint in the prolific Eagle
Ford and Gulf Coast areas
Blue chip active producer customer base
Full spectrum of services creates
competitive and economic advantages
Fractionation assets are a significant
differentiator
Premium and growing markets for
gas, NGLs and condensate
Corpus Christi region is growing
rapidly and serves new export markets
Fully utilize existing capacity
Develop organic growth
projects
Drop-downs
Acquisitions
Premier Strategic Platform
in the Eagle Ford
Fully Integrated
Midstream Platform
Four Drivers of
Growth
,

Appendix

2014 Investor Day

Reconciliation to Adjusted EBITDA
(Dollars in Thousands) Three Months Ended,
9/30/2013 12/31/2013 3/31/2014 6/30/2014 9/30/2014
Reconciliation of net loss to Adjusted EBITDA:
Net (loss) income $ (4,069) $ 674 $ (1,289) $ (2,961) $ (24,778)
Add (deduct):
Depreciation and amortization expense 9,447 8,590 8,528 8,978 11,629
Interest expense 3,587 3,855 2,973 1,771 4,596
Loss on extinguishment of debt - - - - 2,316
Unit-based compensation 552 542 529 1,082 609
Income tax (benefit) expense 125 (19) 8 56 69
Unrealized (gain) loss - (120) (32) 175 207
Revenue deferral adjustment - - 1,182 444 444
Gain on sale of assets - (25) - (45) -
Loss on asset disposal - - 4 - 334
Major litigation costs, net of recoveries - 517 273 630 488
Transaction-related costs - - 303 4 10,506
Equity in losses of joint venture investments - - - - 3,308
Impairment of assets - - - - 1,556
Other, net 20 24 18 44 -
Adjusted EBITDA $
9,662
$ 14,038 $ 12,497 $ 10,178 $ 11,284